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                                   EXHIBIT q.

                                Power of Attorney
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HARTFORD ADVISERS HLS FUND, INC., HARTFORD BOND HLS FUND, INC., HARTFORD CAPITAL
APPRECIATION HLS FUND, INC., HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., HARTFORD GLOBAL ADVISERS HLS FUND, INC., HARTFORD INDEX HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC., HARTFORD MIDCAP HLS FUND, INC., HARTFORD MORTGAGE SECURITIES HLS FUND, INC., HARTFORD SERIES FUND, INC.,
HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD STOCK HLS FUND, INC., HARTFORD MONEY MARKET HLS FUND, INC. AND THE HARTFORD MUTUAL FUNDS, INC.,

                                POWER OF ATTORNEY

      Winifred E. Coleman                        Millard H. Pryor, Jr.
      Duane E. Hill                              Lowndes A. Smith
      George R. Jay                              John K. Springer
      William A. O'Neill                         David M. Znamierowski

do hereby jointly and severally authorize Kevin J. Carr, Daniel E. Burton or Katherine Vines Trumbull, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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

 /s/ Winifred E. Coleman                                      Dated    October 23, 2001
--------------------------------------------                       ------------------------------
Winifred E. Coleman


 /s/ Duane E. Hill                                            Dated    October 23, 2001
--------------------------------------------                       ------------------------------
Duane E. Hill


 /s/ George R. Jay                                            Dated    October 23, 2001
--------------------------------------------                       ------------------------------
George R. Jay


 /s/ William A. O'Neill                                       Dated    October 23, 2001
--------------------------------------------                       ------------------------------
William A. O'Neill


 /s/ Millard H. Pryor, Jr.                                    Dated    October 23, 2001
--------------------------------------------                       ------------------------------
Millard H. Pryor, Jr.


 /s/ Lowndes A. Smith                                         Dated    October 23, 2001
--------------------------------------------                       ------------------------------
Lowndes A. Smith


 /s/ John K. Springer                                         Dated    October 23, 2001
--------------------------------------------                       ------------------------------
John K. Springer


 /s/ David M. Znamierowski                                    Dated    October 23, 2001
--------------------------------------------                       ------------------------------
David M. Znamierowski
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